Exhibit 10.1
AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT
AND RELEASE
          This AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT AND RELEASE (this “Amendment”) is entered into as of February 1, 2008, among MODINE MANUFACTURING COMPANY, a Wisconsin corporation (the “Borrower”), the financial institutions party to this Amendment, each of which is a Lender under the Credit Agreement described below, and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (main office Chicago)) (“JPMorgan Chase”), as Lender, LC Issuer and Swing Line Lender, and as administrative agent for the Lenders (the “Agent”).
          WHEREAS, the Borrower, certain financial institutions (collectively, including JPMorgan Chase as a Lender, LC Issuer and Swing Line Lender, the “Lenders”) and JPMorgan Chase, as Agent, are parties to that certain Amended and Restated Credit Agreement dated as of October 27, 2004, as amended by Amendment No. 1 to Amended and Restated Credit Agreement and Consent dated as of July 21, 2005 and Amendment No. 2 to Amended and Restated Credit Agreement dated as of November 28, 2006 (as amended, the “Credit Agreement”), pursuant to which the Lenders have made available to the Borrower certain credit facilities; and
          WHEREAS, the Borrower has requested (a) in connection with the Thermacore Sale described below, a release of Thermal Corp. from its obligations as a Guarantor under the Guaranty, (b) a modification of the Interest Expense Coverage Ratio covenant, and (c) a modification of the definition of Consolidated Net Income, and the Agent and the Lenders are willing to provide such consent and release and to agree to such modification, all on the terms and subject to the conditions set forth herein;
          NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:
     1. Definitions. Capitalized terms used, but not otherwise defined, herein, shall have the meanings given such terms in the Credit Agreement.
     2. Release of Guarantor.
          (a) The Borrower has indicated that Thermacore, Inc., a wholly-owned subsidiary of the Borrower and a Guarantor, intends to sell substantially all of its assets (the “Thermacore Transactions”), including the sale of all of the capital stock of Thermal Corp., a wholly-owned subsidiary of Thermacore, Inc. and a Guarantor (the “Thermacore Sale”). The Thermacore Sale is expected to be consummated on or about February 29, 2008. The Borrower has represented to the Agent and the Lenders, and the Agent and the Lenders hereby acknowledge and agree, that the Thermacore Transactions (including, without limitation, the Thermacore Sale) are permitted pursuant to Section 6.9(b)(ii) of the Credit Agreement (Consolidations, Mergers and Sales of Assets) because the assets of Thermacore, Inc. do not constitute a Substantial Portion of the Property of the Borrower and its Subsidiaries.
          (b) The Borrower has requested that, in connection with the Thermacore Sale, the Agent and all of the Lenders consent to the release and discharge of the obligations of Thermal

Corp. under the Guaranty. Pursuant to Section 8.2 of the Credit Agreement (Amendments), no Guaranty may be released or terminated without the consent of all of the Lenders. The Agent and all of the Lenders hereby consent and agree that, effective upon the consummation of the Thermacore Sale and satisfaction of the other terms and conditions set forth in this Amendment, Thermal Corp. shall be (without further action required on the part of the Agent or any Lender) released and discharged from all its obligations under the Guaranty. To facilitate consummation of the Thermacore Sale, the Lenders hereby authorize and direct the Agent to execute and deliver to the Borrower, promptly on the Borrower’s request, a separate instrument evidencing such release.
     3. Amendments.
          (a) All references to the “Credit Agreement” in the Credit Agreement and in any of the other Loan Documents shall refer to the Credit Agreement as amended hereby. All references to the “Loan Documents” in the Credit Agreement or the other Loan Documents shall include this Amendment.
          (b) The following definitions set forth in Article 1 of the Credit Agreement are hereby amended in their entirety to read as follows:
     “Consolidated Net Income” means, as to any Person and with reference to any period, the net income (or loss) of such Person and its Subsidiaries calculated on a consolidated basis for such period, (a) excluding (i) any non-cash charges or gains which are unusual, non-recurring or extraordinary, and (ii) for purposes of Section 6.18 only, Restructuring Charges not to exceed $25,000,000 in the aggregate through the Facility Termination Date, and (b) including, to the extent not otherwise included in the determination of Consolidated Net Income, all cash dividends and cash distributions received by the Borrower or any Subsidiary from any Person in which the Borrower or such Subsidiary has made an investment.
     “Intercreditor Agreement” shall mean the Intercreditor Agreement dated as of December 1, 2006, among the Agent, the LC Issuer, the Lenders, the holders of the notes under the 2005 Note Purchase Agreement, and the holders of the notes under the 2006 Note Purchase Agreement.
          (c) The following definitions shall be added to Article 1 of the Credit Agreement:
     “Restructuring Charges” means certain cash charges related to the Company’s restructuring program announced on or about January 31, 2008 only insofar as such charges specifically relate to the following categories of expense: severance; retained restructuring consulting; equipment transfer; employee outplacement; environmental services; and employee insurance continuation.
     “2005 Note Purchase Agreement” means the Note Purchase Agreement dated as of September 29, 2005 between Borrower and the purchasers named therein, as amended, supplemented or modified from time to time in accordance with the terms thereof.
     “2006 Note Purchase Agreement” means the Note Purchase Agreement dated as of December 7, 2006 between the Borrower and the purchasers named therein, as amended, supplemented or modified from time to time in accordance with the terms thereof.
          (d) Section 6.1(h) of the Credit Agreement is hereby amended in its entirety to read as follows:
     (h) promptly upon the execution and delivery thereof, notice of any waiver, consent, modification or amendment of or to the 2005 Note Purchase Agreement or the 2006 Note Purchase Agreement, together with a copy of the documentation relating thereto; and
          (e) Section 6.18(b) of the Credit Agreement is hereby amended in its entirety to read as follows:
     (b) Interest Expense Coverage Ratio. The Borrower will not permit the Interest Expense Coverage Ratio, determined as of the end of each fiscal quarter set forth below, to be less than the ratio set forth opposite such fiscal quarter:

Minimum
Interest Expense
Fiscal Quarter	Coverage Ratio
Fiscal quarters ending on or before December 26, 2007	3.00 to 1.00

Fiscal quarter ending on March 31, 2008	2.75 to 1.00

Fiscal quarter ending on June 30, 2008	2.00 to 1.00

Fiscal quarters ending on September 30, 2008 and December 31, 2008	1.75 to 1.00

Fiscal quarters ending on March 31, 2009 and June 30, 2009	2.25 to 1.00

Fiscal quarters ending on or after September 30, 2009	2.50 to 1.00
          (f) Schedule 5.9 to the Credit Agreement is hereby replaced with Schedule 5.9 to this Amendment.

     4. Conditions. This Amendment shall become effective as of December 26, 2007 (the “Amendment No. 3 Effective Date”) when and if the Agent has received all of the following, in form and substance satisfactory to the Agent and the Lenders:
          (a) This Amendment, executed by the Borrower and each of the Lenders;
          (b) A Reaffirmation of Guaranty in the form attached hereto, executed by each of the Guarantors;
          (c) Fully-executed copies of corresponding amendments to the 2005 Note Purchase Agreement and the 2006 Note Purchase Agreement, each in form and substance satisfactory to the Agent and the Lenders; and
          (d) Such other approvals, opinions, documents or materials as the Agent or any Lender may have reasonably requested.
     5. Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Lenders as follows:
          (a) The execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability;
          (b) Each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date; provided that the first sentence of Section 5.9 of the Credit Agreement shall be true and correct as of the date hereof after giving effect to this Amendment.
          (c) Neither the execution, delivery and performance of this Amendment by the Borrower nor the consummation of the transactions contemplated hereby does or shall: (i) contravene the terms of the Borrower’s or any Subsidiary’s articles of incorporation, by-laws or other organizational documents, or (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any indenture, instrument or agreement to which the Borrower or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower or any of its Subsidiaries; and
          (d) On the Amendment No. 3 Effective Date after giving effect thereto, no Default or Unmatured Default exists or has occurred and is continuing.
     6. Confirmation of Agreements. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute an amendment of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. The Borrower acknowledges and confirms that the Credit Agreement and each of the other Loan

Documents are valid, binding and in full force and effect, as amended hereby. This is an amendment and not a novation.
     7. Entire Agreement. This Amendment and the other documents referred to herein contain the entire agreement between the Agent and the Lenders and the Borrower with respect to the subject matter hereof, superseding all previous communications and negotiations, and no representation, undertaking, promise or condition concerning the subject matter hereof shall be binding upon the Agent or the Lenders unless clearly expressed in this Amendment or in the other documents referred to herein.
     8. Miscellaneous. As provided in Section 9.6(a) of the Credit Agreement, the Borrower agrees to reimburse Agent for all costs and expenses, including reasonable attorneys’ fees, in connection with this Amendment. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS (WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW RULES). This Amendment may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument. All agreements, representations and warranties made herein shall survive the execution of this Amendment and the making of the loans under the Credit Agreement, as so amended.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

MODINE MANUFACTURING COMPANY

By: Name:	/s/ M. C. Kelsey Margaret C. Kelsey
Title:	Vice President – Finance, Corporate
Treasury & Business Development
[Signature Page 1 of 10 to Amendment No. 3 to Amended and Restated Credit Agreement and Release]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as the Agent, as the Swing Line Lender, as the LC Issuer and as a Lender

By:	/s/ James M. Sumoski
Title: Vice President
[Signature Page 2 of 10 to Amendment No. 3 to Amended and Restated Credit Agreement and Release]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

SUNTRUST BANK, as a Lender

By:	/s/ Rob Maddox
Title: Director
[Signature Page 3 of 10 to Amendment No. 3 to Amended and Restated Credit Agreement and Release]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

M&I MARSHALL AND ILSLEY BANK, as a Lender

By:	/s/ Gina A. Peter
Title: Senior Vice President

By:	/s/ James R. Miller
Title: Senior Vice President
[Signature Page 4 of 10 to Amendment No. 3 to Amended and Restated Credit Agreement and Release]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Charles W. Reed
Title: Vice President
[Signature Page 5 of 10 to Amendment No. 3 to Amended and Restated Credit Agreement and Release]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Steven K. Kender
Title: Senior Vice President
[Signature Page 6 of 10 to Amendment No. 3 to Amended and Restated Credit Agreement and Release]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

COMERICA BANK, as a Lender

By:	/s/ Heather A. Whiting
Title: Vice President
[Signature Page 7 of 10 to Amendment No. 3 to Amended and Restated Credit Agreement and Release]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

NATIONAL CITY BANK OF THE MIDWEST, as a Lender

By:	/s/ Rachel M. Williamson

Title: Vice President
[Signature Page 8 of 10 to Amendment No. 3 to Amended and Restated Credit Agreement and Release]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Caroline V. Krider

Title: Vice President & Senior Lender
[Signature Page 9 of 10 to Amendment No. 3 to Amended and Restated Credit Agreement and Release]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

THE BANK OF NEW YORK, as a Lender

By:	/s/ Mary E. Pohl

Title: Vice President
[Signature Page 10 of 10 to Amendment No. 3 to Amended and Restated Credit Agreement and Release]

REAFFIRMATION OF GUARANTY
          Each of the undersigned Guarantors hereby consents to the foregoing Amendment No. 3 to Amended and Restated Credit Agreement and Release, and acknowledges and reaffirms its obligations under the Guaranty dated as of April 17, 2002 (the “Guaranty”), and acknowledges that the Guaranty remains in full force and effect in accordance with its terms notwithstanding the amendments made above.
          Dated: February 1, 2008

THERMACORE, INC.		MODINE JACKSON, INC.

By:	/s/ Bradley C. Richardson	By:	/s/ Bradley C. Richardson
Name:	Bradley C. Richardson	Name:	Bradley C. Richardson
Title:	Vice President and Assistant Treasurer	Title:	Vice President and Treasurer

MODINE, INC.		THERMAL CORP.

By:	/s/ William K. Langan	By:	/s/ D. R. Zakos
Name:	William K. Langan	Name:	Dean R. Zakos
Title:	President and Treasurer	Title:	Vice President and Secretary